OppFi Closes $150 Million Credit Facility CHICAGO – December 20, 2022 – OppFi Inc. (NYSE:OPFI) (“OppFi” or the “Company”), a leading financial technology platform that powers banks to help the everyday consumer gain access to credit, today announced that subsidiaries of the Company have closed a $150 million credit facility with an affiliate of Castlelake L.P. (“Castlelake”) as lender. Affiliates of Hudson Cove Capital Management LLC (“Hudson Cove”) are also participating in the credit facility. “This facility will enable us to finance receivables growth, furthering our mission to facilitate credit access to the 60 million Americans who are not traditionally served by banks and other financial institutions and paving the way for us to achieve profitable growth,” said Todd Schwartz, Chief Executive Officer and Executive Chairman of OppFi. OppFi intends to utilize the credit facility, which has a 4-year term, to fund receivables growth and replace one of OppFi’s other credit facilities, which was scheduled to mature in January 2024. Castlelake is a global alternative investment manager with 17 years of experience investing in asset-rich opportunities. Hudson Cove is an SEC-registered asset management firm that invests in liquid structured credit and asset-based lending strategies. “We are excited by this support from Castlelake and Hudson Cove and believe this new facility demonstrates the resiliency of our platform throughout capital markets cycles,” said Shraya Soundararajan, Director, Capital Markets of OppFi. About OppFi OppFi (NYSE: OPFI) is a leading financial technology platform that powers banks to help the everyday consumer gain access to credit. Through its unwavering commitment to customer service, the Company supports consumers, who are turned away by mainstream options, to build better financial health. OppFi maintains a 4.6/5.0 star rating on Trustpilot with more than 3,500 reviews, making the Company one of the top consumer-rated financial platforms online, and an A+ rating from the Better Business Bureau (BBB). For more information, please visit oppfi.com. Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. OppFi’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," “possible,” "continue," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, the future performance of OppFi’s platform and expectations for OppFi’s growth and future financial performance. These forward-looking statements are based on OppFi’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside OppFi’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of inflation on OppFi’s business; the impact of COVID-19 on OppFi’s business; the impact of stimulus or other government programs; whether OppFi will be successful in obtaining declaratory relief against the Commissioner of the Department of Financial Protection and Innovation for the State of California; whether OppFi will be subject to AB 539; whether OppFi’s bank partners will continue to lend in California and whether OppFi’s financing sources will continue to finance the purchase of participation rights in loans originated by OppFi’s bank partners in California; the risk that the business combination disrupts current plans and operations; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; risks related to new products; concentration risk; costs related to the business combination; changes in applicable laws or regulations; the possibility that OppFi may be adversely affected by other economic, business, and/or competitive factors; risks related to management transitions; and other risks and uncertainties indicated from time to time in OppFi’s filings with the United States Securities and Exchange Commission, in particular, contained in the section or sections captioned “Risk Factors.” OppFi cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. OppFi does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Contacts: Investor Relations: investors@oppfi.com Media Relations: media@oppfi.com